UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  April 30, 1996


                          CHEYENNE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-9189                  13-3175893
     (State or Other            (Commission              (IRS Employer
     jurisdiction of            File Number)          Identification No.)
      incorporation)


      3 Expressway Plaza, Roslyn Heights, NY                     11577
    (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code   (516) 465-4000

         ITEM 5.  OTHER EVENTS.

                   On April 30, 1996, the Company mailed to its shareholders the two letters attached hereto as Exhibit 20.1 and Exhibit 20.2, respectively, both of which are hereby incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits.

              20.1   Letter to shareholders of the Company dated April
                     24, 1996.

              20.2   Letter to shareholders of the Company dated April
                     26, 1996.

                                   SIGNATURE



                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHEYENNE SOFTWARE, INC.


         Date April 30, 1996          /s/ ReiJane Huai
                                      Name:  ReiJane Huai
                                      Title:  President and Chief
                                              Executive Officer

                                  EXHIBIT LIST

         20.1 Letter to shareholders of the Company dated April 24, 1996.

         20.2 Letter to shareholders of the Company dated April 26, 1996.